SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. [    ])

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☒ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Boston Advisors Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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BOSTON ADVISORS TRUST

Boston Advisors Cash Reserves Fund

Boston Advisors U.S. Government Money Market Fund

Boston Advisors Tax Free Money Market Fund

Boston Advisors New York Municipal Money Market Fund

One Federal Street

26th Floor

Boston, MA 02110

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

[MARCH 31,] 2004

Dear Shareholder:

On September 17, 2003 AXA Financial, Inc. (“AXA Financial”), AIMA Acquisition Co. and The MONY Group Inc. (“MONY”) entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial. Boston Advisors, Inc. (“Boston Advisors”) is a wholly-owned subsidiary of The Advest Group, Inc., which is a subsidiary of MONY. MONY is also the direct parent company of MONY Capital Management, Inc. (“MONY Capital”). Boston Advisors is the investment adviser to each portfolio (each, a “Fund”) of Boston Advisors Trust (the “Trust”), and MONY Capital is the sub-adviser to Boston Advisors Cash Reserves Fund (the “Cash Reserves Fund”) and Boston Advisors U.S. Government Money Market Fund (the “Government Fund”). When the merger is consummated, the investment advisory agreement between the Trust, on behalf of each Fund, and Boston Advisors, and the sub-advisory agreements with respect to Cash Reserves Fund and Government Fund will automatically terminate. Accordingly, we are asking shareholders of each Fund to approve a new investment advisory agreement between the Trust, on behalf of that Fund, and Boston Advisors. In addition, we are asking shareholders of the Cash Reserves Fund and Government Fund to approve a new sub-advisory agreement with MONY Capital.

You are also being asked to approve the election of the five trustees, as named in the proxy statement, to serve on the board of trustees until their successors have been duly elected and qualified.

A shareholder meeting of your Fund and other Funds of the Trust is scheduled for [March 31,] 2004. This package contains information about the proposals and includes materials you will need to vote.

The Board of Trustees (the “Board”) of the Trust has unanimously approved the new investment advisory agreement and new sub-advisory agreements and recommends that you vote “FOR” the proposals. Although the Board has determined that the proposals are in the Funds’ best interest, the final decision is yours.

To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description about the proposals.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

If you have any questions before you vote, please call us at [1-800-523-5903]. We’re glad to help you understand the proposals and assist you in voting. Thank you for your participation.

Sincerely,

Michael J. Vogelzang
President

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.	WHAT IS HAPPENING?

A.	The MONY Group, Inc. (“MONY”) has entered into an Agreement and Plan of Merger pursuant to which MONY will be acquired by AXA Financial, Inc. (“AXA Financial”) (the “Merger”). Boston Advisors, Inc. (“Boston Advisors”), your Fund’s investment adviser, is a wholly-owned subsidiary of The Advest Group, Inc., which is a subsidiary of MONY. MONY is also the parent company of MONY Capital Management, Inc. (“MONY Capital”) the sub-adviser of Cash Reserves Fund and Government Fund. The consummation of the Merger will result in an assignment of the investment advisory agreement between Boston Advisors Trust (the “Trust”) and Boston Advisors, with respect to each Fund, and consequently, its termination. The sub-advisory agreements with MONY Capital will also automatically terminate. As a result, you are being asked to approve a new investment advisory agreement with Boston Advisors on behalf of your Fund. In addition, as described below, shareholders of Cash Reserves Fund and Government Fund are being asked to approve new sub-advisory agreements.

Q.	WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?

A.	The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new investment advisory agreement following certain types of business transactions involving a change of control of the investment adviser, such as the Merger. The new investment advisory agreement with Boston Advisors is substantially similar to the existing advisory agreement. The advisory fee will not change as a result of the Merger or the approval of a new investment advisory agreement.

Q.	WHY ARE SHAREHOLDERS OF THE CASH RESERVES AND GOVERNMENT FUNDS ALSO BEING ASKED TO VOTE ON THE PROPOSED NEW SUB-ADVISORY AGREEMENT?

A.	These two Funds are managed under a sub-advisory agreement with MONY Capital, an affiliate of the adviser which is also undergoing a change in control as a result of the Merger. The relevant provisions of the Investment Company Act of 1940 also normally require a shareholder vote to approve a new sub-advisory agreement following a change of control of a sub-adviser. The new sub-advisory agreement with MONY Capital is substantially similar to the existing sub-advisory agreement.

Q.	WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A.	All of the Funds are portfolios of the Trust. Shareholders of each Fund are being asked to approve the same proposal relating to the investment advisory agreement and the Board of Trustees, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, one proxy statement has been prepared.

Q.	WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A.	You may receive a separate copy of the proxy statement for each Fund that you own. If, however, you have family members living in the same home who own shares of the same Fund, or if you hold shares of a Fund in more than one account—for example, in an individual account and in an IRA, you will receive only one copy of the proxy statement per household, with a proxy card for each account holder. Each proxy card should be voted and returned if you choose to vote by mail.

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Q. HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A.	We need the affirmative vote of a majority of each Fund’s outstanding voting securities, as defined by the Investment Company Act of 1940.

Q.	WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A.	If we do not receive sufficient votes to hold the meeting, we may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 9:00 a.m. on [March 31,] 2004, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.	HAS THE TRUST’S BOARD APPROVED THE PROPOSALS?

A.	Yes. The Board has approved each proposal and recommends that you vote to approve them.

Q.	HOW MANY VOTES AM I ENTITLED TO CAST?

A.	As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is [January 31,] 2004.

Q.	HOW DO I VOTE MY SHARES?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Trust at [1-800-523-5903.]

You can also vote in person if you attend the meeting and have your proxy card or individual identification. Nonetheless, we urge you to vote by mail, internet or telephone beforehand.

Q.	HOW DO I SIGN THE PROXY CARD?

A.	INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity.

For example, a trustee for a trust should include his or her title when he or she signs, such as “Jane Doe, Trustee”; or an authorized officer of a company should indicate his or her position with the company, such as “John Smith, President.”

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

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BOSTON ADVISORS TRUST

Boston Advisors Cash Reserves Fund

Boston Advisors U.S. Government Money Market Fund

Boston Advisors Tax Free Money Market Fund

Boston Advisors New York Municipal Money Market Fund

(each a series of Boston Advisors Trust and referred to as a “Fund” and collectively as the “Funds”)

One Federal Street

26th Floor

Boston, MA 02110

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [MARCH 31,] 2004

The Funds are series of Boston Advisors Trust (the “Trust”), which is a business trust, organized under the laws of the Commonwealth of Massachusetts.

This is the formal agenda for your Fund’s special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of each Fund:

A joint special meeting of shareholders of the Funds will be held at One Federal Street, Boston, Massachusetts on [March 31,] 2004 at 9:00 a.m., Eastern time, to consider the following:

1. For each Fund, a proposal to approve a new advisory agreement between the Funds and Boston Advisors, Inc. (“Boston Advisors”). Your board of trustees recommends that you vote FOR this proposal.

2. For each of Boston Advisors Cash Reserves Fund (“Cash Reserves Fund”) and Boston Advisors U.S. Government Money Market Fund (“Government Fund”), a proposal to approve a new sub-advisory agreement among the Funds, Boston Advisors and MONY Capital Management, Inc. (“MONY Capital”), an affiliate of Boston Advisors. Your board of trustees recommends that you vote FOR this proposal.

3. For each Fund, to elect the five trustees, as named in the attached proxy statement, to serve on the board of trustees until their successors have been duly elected and qualified. Your board of trustees recommends that you vote FOR each candidate.

4. Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on [January 31,] 2004 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

By order of the board of trustees,

John DelPrete
Secretary
[February 29,] 2004

JOINT PROXY STATEMENT OF

BOSTON ADVISORS CASH RESERVES FUND

BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND

BOSTON ADVISORS TAX FREE MONEY MARKET FUND

BOSTON ADVISORS NEW YORK MUNICIPAL MONEY MARKET FUND

(each a series of Boston Advisors Trust and referred to as a “Fund” and collectively as the “Funds”)

Proxy Statement for Special Meeting of Shareholders

This Joint Proxy Statement contains the information you should know before voting on the proposals as summarized below. The Funds are organized as registered open-end management investment companies, each a series of the Trust. The Trust is a business trust organized under the laws of the Commonwealth of Massachusetts.

Your Fund will furnish without charge a copy of its most recent annual report to any shareholder upon request. Shareholders who want to obtain a copy of a Fund’s semiannual and annual reports should direct all written requests to the attention of the Fund, Boston Advisors Trust, One Federal Street, 26th Floor, Boston, Massachusetts 02110 or call Boston Advisors, Inc. at 1-800-523-5903.

INTRODUCTION

This Proxy Statement is being used by the board of trustees of the Trust to solicit proxies to be voted at a special meeting of shareholders of your Fund. This meeting will be held at the principal executive offices of the Funds, One Federal Street, Boston, Massachusetts on [March 31,] 2004 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider:

1. For each Fund, a proposal to approve a new advisory agreement between the Funds and Boston Advisors, Inc. (“Boston Advisors”). Shareholders of each Fund vote separately on this proposal.

2. For each of Boston Advisors Cash Reserves Fund (“Cash Reserves Fund”) and Boston Advisors U.S. Government Money Market Fund (“Government Fund”), a proposal to approve a sub-advisory agreement among the Funds, Boston Advisors, Inc. and MONY Capital Management, Inc. (“MONY Capital”), an affiliate of Boston Advisors. Shareholders of Cash Reserves Fund and Government Fund vote separately on this proposal.

3. For each Fund, to elect the five trustees, as named in the attached proxy statement, to serve on the board of trustees until their successors have been duly elected and qualified. Shareholders of the Funds vote jointly on this proposal.

4. Any other business that may properly come before the meeting.

This Proxy Statement and the proxy card are being mailed to Fund shareholders on or about [February 29,] 2004.

Who Is Eligible to Vote?

Shareholders of record of each Fund on [January 31,] 2004 are entitled to attend and vote at the meeting or any adjourned meeting. The proposals do not require separate voting by class. Each share is entitled to one vote.

Shareholders of each Fund vote separately on Proposals 1 and 2 that are only applicable to that Fund. Shareholders of the Funds vote as a single class with respect to Proposal 3. The failure to approve a proposal by any Fund will not affect approval by another Fund. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted “for” the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

BACKGROUND FOR PROPOSALS 1 AND 2

The board is submitting for approval by the shareholders of each Fund a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each respective Fund, and Boston Advisors, the terms of which are substantially similar to the existing investment advisory agreement (the “Existing Advisory Agreement”). The Board is also submitting for approval by the shareholders of Cash Reserves Fund and Government Fund, a new sub-advisory agreement (the “New Sub-advisory Agreement,” and together with the New Advisory Agreement, the “New Agreements”) with MONY Capital, the terms of which are substantially similar to the existing sub-advisory agreement (the “Existing Sub-advisory Agreement,” and together with the Existing Advisory Agreement, the “Existing Agreements”).

The Merger

On September 17, 2003, MONY, AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the acquisition of MONY by AXA Financial (the “Merger”). MONY is the indirect parent company of Boston Advisors and direct parent company of MONY Capital. As a result of the Merger, MONY will cease to be a publicly traded company and will become a wholly-owned subsidiary of AXA Financial.

The Merger is subject to certain regulatory approvals and other conditions, including the approval of the Merger by the shareholders of MONY. Shareholders of the Funds are not being asked to vote on the Merger. The Merger is expected to be consummated during the second quarter of 2004 (the “Closing”).

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Agreements provide for their automatic termination upon assignment. The consummation of the Merger will result in an assignment, as that term is defined in the 1940 Act, of the Existing Agreements, and consequently, their termination. Accordingly, the New Advisory Agreement is being proposed for approval by the shareholders of each Fund, and the New Sub-Advisory Agreement is being proposed for approval by the shareholders of the Cash Reserves Fund and the Government Fund. At a meeting held on February 26, 2004, the Board of Trustees, including all of the Independent Trustees, unanimously approved the New Advisory Agreement and the New Sub-advisory Agreement. The New Agreements will take effect upon the Closing of the Merger.

The date of the Closing is not yet known. Should the Closing occur prior to the shareholder meeting, it is expected that the Board of Trustees would approve interim advisory and sub-advisory agreements pursuant to Rule 15a-4 under the 1940 Act to permit the adviser and sub-adviser to continue to provide advice to the Funds.

Pursuant to the terms of the New Advisory Agreement, Boston Advisors is responsible for managing the investment and reinvestment of the assets of each Fund, and selection of the Fund Manager responsible for management of each Fund. Pursuant to the terms of the New Sub-advisory Agreement, MONY Capital is responsible for the investment and reinvestment of the assets of the Cash Reserves and Government Funds. The terms of the New Agreements are the same in all material respects as those of the respective Existing Agreements.

Board Considerations

The trustees, including a majority of the trustees who are not “interested persons” as such term is defined in the 1940 Act (“Independent Trustees”), determined at a meeting held on December 9, 2003 that the continued retention after the Merger of Boston Advisors as the Fund’s adviser and MONY Capital as the sub-adviser to the Cash Reserves and Government Funds is in the best interest of each Fund and the terms of the proposed advisory agreement and, if applicable sub-advisory agreements, are fair and reasonable. In evaluating the proposed advisory and sub-advisory agreements, the Trustees carefully considered Boston Advisors’ and MONY Capital’s experience in managing fixed-income portfolios, the investment performance of such portfolios, and Boston Advisors’ and MONY Capital’s resources, reputation, personnel, operations and financial condition. A representative of AXA Financial attended the Board meeting and made a detailed presentation to the Board about AXA Financial’s resources, personnel, experience and commitment to the Trust and responded to questions from the Trustees regarding AXA and the Merger. In connection with its approval of the New Agreements, the Trustees considered that the terms of the Merger do not contemplate any increases in the advisory fees or sub-advisory fees or any change in a Fund’s objectives or policies. Moreover, the Trustees considered the assurances of officers of AXA Financial and Boston Advisors that there were currently no expected changes in the key professionals involved in managing the Funds or in the nature or quality of portfolio management services, thus helping to ensure continuity of management. In addition, the Trustees took into account the fact that they were being asked to approve new sub-advisory agreements with the same portfolio management teams, thus ensuring continuity of management. Officers of AXA Financial and Boston Advisors also informed the Trustees that they did not currently have plans to make any changes in the day-to-day operations and responsibilities of Boston Advisors after the Merger. The Board was also provided with written information regarding AXA, its financial condition and the Funds’ historical performance after fees and expenses incurred by the Funds.

The Trustees evaluated statements made by Boston Advisors that it has no present intention to alter the current fee and expense structure with respect to each Fund and the undertaking in the Merger Agreement regarding Section 15(f) of the 1940 Act discussed below.

After meeting in executive session with counsel, the Independent Trustees reported that they had discussed the Merger, the information in the materials provided, the outlook for the Trust, and the anticipated and potential effects of the proposed new ownership on various aspects of the Trust’s operations.

In voting to approve the proposed advisory agreement, the Independent Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of AXA Financial. The Independent Trustees indicated that they believed that the proposed acquisition would not adversely affect the quality of services received by the Funds and would benefit the Trust and its shareholders as a result of having the adviser and its affiliates become part of a large financial services organization. The trustees also considered the fact that the proposed arrangement would not have an effect on fees paid by the Funds. In addition, the trustees considered such other factors as they deemed relevant.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that an investment adviser (such as Boston Advisors) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and (2) no “unfair burden” (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

Consistent with the first condition of Section 15(f), AXA Financial has agreed in the Merger Agreement that it will use reasonable best efforts to cause the Trust to conduct its business to assure that for a period of three years after the Closing, at least 75% of the Directors of the Trust will not be interested persons of Boston Advisors. To accommodate this requirement, on December 9, 2003, Michael J. Vogelzang, one of the “interested” Trustees has agreed to tender his resignation from the Board contingent upon and effective as of the Closing. As a result of Mr. Vogelzang’s resignation and also after giving effect to Proposal 3, upon the Closing, in excess of 75% of the Trustees of the Trust will not be “interested persons” of Boston Advisors or AXA Financial.

With respect to the second condition of Section 15(f), an “unfair burden” on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities of other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services. In the Merger Agreement, AXA Financial has agreed that it will use reasonable best efforts to assure that there is no “unfair burden” imposed on the Funds as a result of the Merger.

PROPOSAL 1

APPROVAL OF A NEW ADVISORY AGREEMENT

FOR THE FUNDS

Boston Advisors (the “adviser”) serves as the Funds’ investment adviser and is responsible for providing each Fund with a continuous investment program under an investment advisory agreement (the “Existing Advisory Agreement”) with the Funds. The Existing Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on [February 26, 2004.]

As required by the 1940 Act, the Existing Advisory Agreements provide for their automatic termination upon assignment. The Merger will constitute an assignment, as that term is defined in the 1940 Act, of the Existing Advisory Agreements, and consequently, their termination.

Under Proposal No. 1, each Fund’s shareholders, voting separately, are being asked to approve a new investment advisory agreement (the “New Advisory Agreement”) on behalf of their Fund and the adviser to permit the Trust’s management to continue to provide uninterrupted service to the Funds after the Closing. The New Advisory Agreement is substantially similar to the Existing Advisory Agreement.

The basic investment approach of the Funds would be unchanged and the adviser would remain responsible for the overall management of the Funds’ operations. The form of New Advisory Agreement is attached to this proxy statement as Exhibit A. Approval of the New Advisory Agreement will not result in any increase in fees payable by the Funds or any change in the Funds’ investment policies. The investment management fees payable by the Funds to the adviser under the advisory agreement will not change.

About the Adviser

The adviser is a wholly-owned subsidiary of The Advest Group, Inc. (the “Advest Group”), a diversified financial services firm with headquarters in Hartford, Connecticut, and is registered with the Securities and

Exchange Commission (the “SEC”) as an investment adviser. The Advest Group is engaged in the financial services business in the U.S. and other countries. The Advest Group is a subsidiary of MONY. The principal business address of MONY is 1740 Broadway, New York, New York 10019. As of December 31, 2003, the adviser had approximately $[4.1] billion in assets under management, including the Funds, tax exempt money market funds and separately managed accounts. The principal business offices of the adviser are located at One Federal Street, 26th Floor, Boston, Massachusetts 02110.

During the Funds’ most recent fiscal year, brokerage commissions [were paid] to any affiliate in connection with portfolio transactions. The adviser currently acts as adviser or sub-adviser to investment companies other than the Funds as set forth in Exhibit C to this proxy statement. The principal occupations of each director and principal executive officer of the adviser are set forth in Exhibit E to this proxy statement.

No Trustee of the Funds, including the Independent Trustees, has any material interest, direct or indirect, in any material transactions since the start of the most recently completed fiscal year, or in any material proposed transactions, to which Boston Advisors, MONY, AXA or any of MONY’s or AXA’s subsidiaries is a party. No Trustee of the Funds, including the Independent Trustees, has made any purchase or sales of securities of the adviser, MONY, AXA or any of MONY’s or AXA’s subsidiaries since the start of the most recently completed fiscal year.

Information about AXA Financial

AXA Financial, Inc. is a Delaware corporation with its executive offices located at 1290 Avenue of the Americas, New York, New York 10104. AXA Financial is a diversified financial services organization offering a broad spectrum of financial advisory, insurance and investment management products and services. It is one of the world’s largest asset managers, with total assets under management of approximately $457.5 billion at June 30, 2003. AXA Financial’s financial advisory and insurance product businesses are conducted principally by its wholly-owned life insurance subsidiary, The Equitable Life Assurance Society of the United States (“Equitable Life”), its insurance general agency, AXA Network, LLC, and its broker/dealers, AXA Advisors, LLC and AXA Distributors, LLC. Equitable Life, which was established in the State of New York in 1859, is among the largest life insurance companies in the United States. AXA Financial’s investment management and related services business is conducted by Equitable and Alliance Capital Management L.P.

The New Advisory Agreement

The following is a summary of the material terms of the New Advisory Agreement. This summary is qualified by the form of New Advisory Agreement attached to this proxy statement as Exhibit A. The New Advisory Agreement is substantially similar to the Existing Advisory Agreement.

Services. Under the New Advisory Agreement, the adviser would provide each Fund with investment research, advice and supervision and furnish an investment program for the Funds in accordance with each Fund’s investment objective and policies, subject to the supervision of the trustees. The adviser would determine what portfolio securities will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintain books and records with respect to each Fund’s securities transactions, and report to the adviser and the trustees on each Fund’s investments and performance.

Term. If approved by shareholders of a Fund, the New Advisory Agreement will take effect with respect to that Fund as of the closing and will remain in effect until [June 1,] 2006. Thereafter, the advisory agreement will continue in effect from year to year subject to the approval of its continuance as described below under “Termination, Continuance and Amendment.”

Limitation of Liability. The New Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by your Fund in connection with the matters to which the respective agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from the reckless disregard of its obligations and duties under the New Advisory Agreement.

Termination, Continuance and Amendment. The New Advisory Agreement continues from year to year subject to annual approval of its continuance by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) your Fund’s trustees, or (b) a majority of your Fund’s outstanding voting securities, as defined in the 1940 Act. Each agreement may be terminated at any time without penalty on 60 days’ written notice by the trustees, by a vote of a majority of the Fund’s outstanding voting securities, or by the adviser. Each agreement terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the Fund’s investment adviser.

Expenses. Under the terms of the New Advisory Agreement, the adviser pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Funds. Except for the services provided by the adviser, each Fund pays all of its own ordinary and extraordinary expenses, including, but not limited to: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which each Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other registrations of the Fund and/or its shares with the SEC, state blue sky securities agencies and the securities regulators of foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC; (g) all expenses of shareholders’ and trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the trustees; (i) any distribution or service fees paid by the Fund in accordance with Rule 12b-1 under the 1940 Act; (j) compensation of those trustees of the Fund who are not affiliated with or interested persons of the adviser or the Fund (other than as trustees); (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund will pay brokers’ and underwriting commissions chargeable to the Fund in connection with its securities transactions.

Compensation. Under the Existing Advisory Agreement, each Fund has agreed to pay the adviser a monthly advisory fee at an annual rate equal to 0.55% of the Fund’s average daily net assets. These fees are unchanged under the New Advisory Agreement.

For each Fund, the adviser has contractually agreed in a separate expense limitation agreement, to waive its advisory fees and reimburse the Funds for its expenses through September 1, 2004 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 shares at not more than 0.90% and 0.65% of their average net assets, respectively. The caps may be changed or terminated at any time after September 1, 2004 and do not apply to any brokerage commissions incurred, taxes, interest and litigation, indemnification and other extraordinary expenses. During the fiscal year ended April 30, 2003, the Cash Reserves Fund incurred advisory fees of $7,246,446, of which $1,871,470 was waived by the adviser, the Government Fund incurred advisory fees of $1,113,077, of which $171,782 was waived by the adviser. The Tax Free Money Market Fund incurred advisory fees of $503,390, of which $77,331 was waived by the adviser, and the New York Municipal Money Market Fund incurred advisory fees of $660,378, of which $240,142 was waived by the adviser.

Brokerage Commissions

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Additional Payments to Affiliates of the Adviser by the Funds

For the fiscal year ended April 30, 2003, the Funds paid Advest, Inc. (“Advest”), a subsidiary of the Advest Group and an affiliate of the adviser, the following distribution fees:

Distribution Fees

	Class 1	Class 2
Cash Reserves Fund	[ ]	[ ]
U.S. Government Money Market Fund	[ ]	[ ]
Tax Free Money Market Fund	[ ]	[ ]
New York Municipal Money Market Fund	[ ]	[ ]

Advest will continue to provide distribution services after the Closing.

For the fiscal year ended April 30, 2003, the Funds paid Advest Transfer Services, Inc. (“ATS”), a subsidiary of the Advest Group and an affiliate of the adviser, the following shareholder servicing fees:

Shareholder Servicing Fees

	Class 1	Class 2
Cash Reserves Fund	[ ]	[ ]
U.S. Government Money Market Fund	[ ]	[ ]
Tax Free Money Market Fund	[ ]	[ ]
New York Municipal Money Market Fund	[ ]	[ ]

ATS will continue to provide shareholder services after the Closing.

Trustees’ Evaluation and Recommendation

Based on the considerations set forth above under “Background for Proposals 1 and 2 – Board Considerations,” the trustees, including all of the Independent Trustees, by a vote cast at a meeting held on December 9, 2003 approved and voted to recommend to the shareholders of the Funds that each Fund adopt the New Advisory Agreement. If a Fund’s shareholders approve the New Advisory Agreement, that advisory agreement will take effect as soon as practicable after the shareholder meeting. If the New Advisory Agreement is not approved for a Fund, the adviser will continue to manage the Fund’s assets on a day-to-day basis. Failure to approve this proposal by any Fund will not affect the approval by the other Funds.

The trustees of your Fund, including the Independent Trustees, recommend that the shareholders of your Fund vote “for” the New Advisory Agreement.

PROPOSAL 2

APPROVAL OF A SUB-ADVISORY AGREEMENT

FOR EACH OF

THE BOSTON ADVISORS CASH RESERVES FUND AND

THE BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND

(collectively, the “Sub-advised Funds”)

At a meeting of the Funds’ trustees held on October 2, 2002, the trustees, including a majority of the Independent Trustees, approved and voted to recommend that shareholders of each Fund approve a sub-advisory agreement (the “Existing Sub-advisory Agreement”) among the Funds, the adviser and MONY Capital. The adviser and MONY Capital are both wholly-owned subsidiaries of MONY. Shareholders of each Sub-advised Fund approved the Existing Sub-advisory Agreement on November 13, 2002.

The Existing Sub-advisory Agreement permits the day-to-day management of the Funds’ assets to be conducted by a team of investment professionals, both portfolio managers and credit analysts, who devote significant resources to managing money market assets. As required by the 1940 Act, the Existing Sub-advisory Agreements provide for their automatic termination upon assignment. The transaction will constitute an assignment, as that term is defined in the 1940 Act, of the Existing Sub-advisory Agreements, and consequently, their termination.

Under Proposal 2, each Sub-advised Fund’s shareholders, voting separately, are being asked to approve a new investment sub-advisory agreement (the “New Sub-advisory Agreement”) on behalf of their Sub-advised Fund, the adviser and MONY Capital to permit MONY Capital to continue to provide uninterrupted service to the Sub-advised Funds after the closing. The New Sub-advisory Agreement is substantially similar to the Existing Advisory Agreement.

Under the New Sub-advisory Agreement, the basic investment approach of the Sub-advised Funds would be unchanged and the adviser would remain responsible for the overall management of the Sub-advised Funds’ operations. The form of New Sub-advisory Agreement is attached to this proxy statement as Exhibit B.

Approval of the New Sub-advisory Agreement will not result in any increase in fees payable by the Funds or any change in the Funds’ investment policies. The adviser will be solely responsible for paying the proposed sub-advisory fee to MONY Capital. The investment management fees payable by the Funds to the adviser under the advisory agreement will not change. The sub-advisory fees currently paid by the adviser to MONY Capital will not change.

For a summary of the trustees’ rationale for recommending that shareholders vote to approve the adviser’s retention of MONY Capital, see “Analysis of Proposal and Review of Trustees” below.

About the Sub-adviser

MONY Capital is a Delaware corporation organized in 2001 and registered with the SEC as an investment adviser. MONY Capital is a wholly-owned subsidiary of MONY. MONY Capital is principally engaged in the management of investments for insurance companies and investment advisers affiliated with MONY. The principal business address of MONY is 1740 Broadway, New York, New York 10019. After the Merger, MONY Capital will be an indirect, wholly-owned subsidiary of AXA Financial.

As of December 31, 2003, MONY Capital had total assets under management of approximately $[12.9] billion, including approximately [$2.9] billion in money market portfolios. MONY Capital has a professional staff of approximately [19] investment management professionals. The principal business offices of MONY Capital are located at 1740 Broadway, New York, NY 10019.

[During the Sub-advised Funds’ most recent fiscal year, no brokerage commissions were paid by the Funds to any affiliate of MONY Capital in connection with portfolio transactions.] The principal occupations of each director and principal executive officer of MONY Capital are set forth in Exhibit D to this proxy statement. The principal business address of each director and principal executive officer, as it relates to his or her duties with MONY Capital, is 1740 Broadway, New York, NY 10019.

No Trustee of the Funds, including the Independent Trustees, has any material interest, direct or indirect, in any material transactions since the start of the most recently completed fiscal year, or in any material proposed transactions, to which MONY Capital, MONY or any of MONY’s subsidiaries is a party. No Trustee of the Funds, including the Independent Trustees, has made any purchase of sales of securities of MONY Capital, MONY or any of MONY’s subsidiaries since the start of the most recently completed fiscal year.

About the Adviser

Information about the adviser is set forth under Proposal 1.

The Proposed Sub-advisory Agreement

The following is a summary of the material terms of the New Sub-advisory Agreement. This summary is qualified by the form of New Sub-advisory Agreement attached to this proxy statement as Exhibit B. The New Sub-advisory Agreement is substantially similar to the Existing Sub-advisory Agreement.

Services. Under the New Sub-advisory Agreement, MONY Capital would provide each Sub-advised Fund with investment research, advice and supervision and furnish an investment program for the Sub-advised Funds in accordance with each Sub-advised Fund’s investment objective and policies, subject to the supervision of the adviser and the trustees. MONY Capital would determine what portfolio securities will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintain books and records with respect to each Sub-advised Fund’s securities transactions, and report to the adviser and the trustees on each Sub-advised Fund’s investments and performance.

Compensation. The New Sub-advisory Agreement provides that the adviser will pay MONY Capital a fee equal to 0.03% of each Sub-advised Fund’s average daily net assets. The Sub-advised Funds will not pay any fee directly to MONY Capital. The fee payable to the adviser of 0.55% of each Sub-advised Fund’s average daily net assets will not be affected by the proposal. These fees are unchanged from the Existing Sub-advisory Agreement.

Term. If approved by shareholders of a Sub-advised Fund, the New Sub-advisory Agreement will take effect with respect to that Sub-advised Fund as soon as practicable after the shareholder meeting and will remain in effect until [June 1], 2006. Thereafter, the sub-advisory agreement will continue in effect from year to year subject to the approval of its continuance as described below under “Termination, Continuance and Amendment.”

Limitation of Liability. The New Sub-advisory Agreements provide that MONY Capital shall be liable for any error of judgment or mistake of law or for any loss suffered by your Fund in connection with the matters to which the respective agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the applicable adviser or sub-adviser in the performance of its duties or from the reckless disregard of its obligations and duties under the New Sub-advisory Agreement.

Termination, Continuance and Amendment. Except as described above for the New Sub-advisory Agreement, each agreement continues from year to year subject to annual approval of its continuance by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) your Fund’s trustees, or (b) a majority of your Fund’s outstanding voting securities, as defined in the 1940 Act. Each agreement may be terminated at any time without penalty on 60 days’ written notice by the trustees, by a vote of a majority of the Fund’s outstanding voting securities, or by the adviser or MONY Capital. Each agreement terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the Fund’s investment adviser.

Trustees’ Evaluation and Recommendation

The trustees, including a majority of the Independent Trustees, by a vote cast at a meeting held on December 9, 2003 approved and voted to recommend to the shareholders of the Sub-advised Funds that each Sub-advised Fund adopt the New Sub-advisory Agreement. If a Sub-advised Fund’s shareholders approve the New Sub-advisory Agreement, that sub-advisory agreement will take effect as soon as practicable after the shareholder meeting. If the New Sub-advisory Agreement is not approved for a Sub-advised Fund, the adviser will manage the Sub-advised Fund’s assets on a day-to-day basis. Failure to approve this proposal by either Sub-advised Fund will not affect the approval by the other Sub-advised Fund.

The trustees of your Fund, including the Independent Trustees, recommend that the shareholders of your Fund vote “for” the New Sub-advisory Agreement.

PROPOSAL 3

ELECTION OF BOARD OF TRUSTEES

Shareholders of each Fund are being asked to consider the election of five nominees to the Board of Trustees of the Funds. With the exception of Victor Chang and Penny Zuckerwise, all of the nominees for election to the Funds’ Board currently serve as trustees for the Funds and have served in that capacity continuously since originally elected or appointed. Mr. Chang and Ms. Zuckerwise were recommended to the Nominating Committee by a former Independent Trustee of the Trust. Mr. Vogelzang who currently serves as a Trustee will resign effective with the Closing in accord with AXA’s undertaking with respect to Section 15(f) of the 1940 Act. Hugh Dunlap who served as a trustee of the Trust since its organization retired from the Board in January 2004. Each of the nominees is also a nominee to serve as a Director of the Lebenthal Funds, a group of municipal funds for which Lebenthal Asset Management, a division of Boston Advisors, serves as investment adviser.

Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Funds’ Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the Funds.

The following table sets forth each nominee’s position(s) with the Funds, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of the Funds within the meaning of the 1940 Act are referred to as “Interested Trustees.” Trustees who are not interested persons of the Funds are referred to as “Independent Trustees.”

Name, Address and Age	Position(s) Held With the Trust	Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by this Trustee or Nominee
Interested Trustee:

Allen G. Botwinick** 90 State House Square Hartford, CT 06103 Age: 60	Chairman of the Board and Trustee	Trustee and Chairman of the Board since March 2000.	Executive Vice President of Administration and Operations, The Advest Group, Inc. and Advest, Inc.	Seven	Lebenthal Funds, Inc. (three funds)

Independent Trustees:

Mone Anathan III 99 Garden Street Cambridge, MA 02136 Age: 64	Trustee	Trustee since March 2000.	Harvard Divinity School, Student, 9/97 – present.	Seven	Brookstone, Inc. (specialty retailer); Lebenthal Funds, Inc. (three funds).

Victor Chang One Federal Street Boston, MA 02110 Age: [64]	Nominee	Trustee since December 2003.	Retired. Guest lecturer and researcher for central banks and the U.S. and foreign governments. President of V.C. Management Co., Inc. (provides financial analysis and economic consulting services) (1980-1996). Vice President of and consultant to Fuji Securities Company Inc. (1996-1998).	Seven	Lebenthal Funds, Inc. (three funds).

Ezekiel Russell Peach, Jr. 137 Atlantic Avenue Marblehead, MA 01945 Age: 68	Trustee	Trustee since March 2000.	Retired, 12/99 – present; Robert, Finnegan & Lynah, PC (public accounting), partner/principal, 1968 –12/99.	Seven	Wentworth 84 Irrevocable Trust; Lebenthal Funds, Inc. (three funds); Salem Five Cent Savings Bank.

Name, Address and Age	Position(s) Held With the Trust	Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by this Trustee or Nominee
Penny Zuckerwise Wiserock, L.L.C. One West 81st Street New York, NY 10024 Age [47]	Nominee	Trustee since December 2003.	Principal and founder, Wiserock, L.L.C. (management oversight and business advice), 1999-present; Co-Founder, general partner, governing board member, Boldcap Ventures LLC (private equity investment fund), 6/00-present; President and Chief Operating Officer, Chancellor LGT Asset Management (currently, INVESCO), 1991-1998.	Seven	Lebenthal Funds, Inc. (three funds); BBR Partners (asset management and advisory services); Lioness Capital Partners (private equity fund); Colspace (software based knowledge management company).

*	Each trustee will hold office until his or her successor is elected or the Trust is terminated, except that: (a) any trustee may resign by written instrument signed by him and delivered to the other trustees or to any Trust officer, which will take effect upon deliver or upon such later date as is specified; (b) any trustee may be removed at any time with or without cause by written instrument, signed by at least two-thirds of the number of trustees prior to such removal, specifying the date when such removal will become effective; (c) any trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instruments signed by a majority of the other trustees, specifying the date of his retirement; or (d) a trustee may be removed at any special meeting of the shareholders of the Trust by a vote of two-thirds of the outstanding shares of beneficial interest of the Trust.
**	Allen G. Botwinick is considered an interested person of the Trust by virtue of his employment as employee consultant to the Advest Group, Inc. and Advest, Inc.

Audit Committee. Each trustee who is not an “Interested Person” of the Trust for purposes of the 1940 Act serves on the Audit Committee of the Trust. The Audit Committee is a separately designated committee of the Board of Trustees. The function of the Audit Committee, pursuant to the charter adopted by the Board of Trustees, is to (i) oversee the Trust’s accounting and financial reporting policies and practice, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and (iii) act as a liaison between the Trust’s independent auditors and the full Board of Trustees. The Audit Committee met twice during the fiscal year ended April 30, 2003.

Nominating Committee. Each trustee who is not an “Interested Person” of the Trust for purposes of the 1940 Act serves on the Nominating Committee of the Trust. All members of the Nominating Committee are independent under the New York Stock Exchange’s Revised Listing Rules and are not interested persons, as defined in the 1940 Act of the adviser. The Board has not adopted a written charter for the Nominating Committee. The Nominating Committee held no meetings during the Funds’ 2003 fiscal year. The Nominating

Committee recommends to the other Trustees who are not interested persons of the adviser (the “Independent Trustees”) candidates to serve as Independent Trustees. All of the Independent Trustees then evaluate any recommended candidate and determines whether to nominate them for election. The Trustees who are not Independent Trustees and the officers of the Funds are nominated and selected by the Board.

The Nominating Committee does not have at this time formal criteria for the qualifications of candidates to serve as an Independent Trustee, although the Nominating Committee may do so in the future. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee’s business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest in managing the Funds and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessary place the same emphasis on each criteria and each nominee may not have each of these qualities. The Nominating Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Trustee continues, in the opinion of the Nominating Committee, to satisfy these criteria, the Funds anticipate that the Committee would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will consider nominees recommended by shareholders to serve as trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Funds’ proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund’s proxy statement.

The following table sets for the dollar range of equity securities beneficially owned by each trustee in the Funds and the Trust as of December 31, 2003.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee in Family of Investment Companies
INTERESTED TRUSTEE

Allen G. Botwinick	Cash Reserves Fund: $10,001-$50,000	$10,001-$50,000

INDEPENDENT TRUSTEE or NOMINEE

Mone Anathan III	None	None
Victor Chang	None	None
Ezekiel Russell Peach, Jr.	None	None
Penny Zuckerwise	None	None

Material Relationships of the Independent Trustees. For purposes of the statements below:

•	the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.

•	an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person.

•	a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Boston Advisors, MONY Capital or any of their affiliates act as investment adviser.

As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Boston Advisors, MONY Capital or any other entity in a control relationship to Boston Advisors or MONY Capital. During the calendar years of 2002 and 2003, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Boston Advisors or MONY Capital or any other entity in a control relationship to Boston Advisors or MONY Capital. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a “fund-related party”): (i) the Funds, (ii) an officer of any of the Funds, (iii) a related Fund; (iv) an officer of any related Fund, (v) Boston Advisors or MONY Capital, (vi) any affiliate of Boston Advisors or MONY Capital, including Advest, or (vii) an officer of any such affiliate.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (0ther than as a member of the underwriting syndicate), or (iv) the provision of consulting services.

None of the Funds’ trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) the adviser, (vi) Advest or any entity controlling or under common control with Advest, or (vii) any other entity in a control relationship to the Trust.

Compensation of Trustees and Officers. The Trust pays no salaries or compensation to any of is officers. The Trust compensates each trustee who is not affiliated with Boston Advisors or MONY Capital or Advest, Inc. or any affiliate of Boston Advisors or MONY Capital or Advest, Inc. with a base fee of $12,000. The fees paid to each Independent Trustee by the Trust for the fiscal year ended April 30, 2003, are shown below:

Name of Trustee	Aggregate Compensation from Fund	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustees
Mone Anathan III	$10,500	$0.00	$10,500
Victor Chang[1]	N/A	N/A	N/A
Ezekiel Russell Peach, Jr.	10,500	0.00	10,500
Penny Zuckerwise[1]	N/A	N/A	N/A
Total paid to Independent Trustees	$21,000	$0.00	$21,000

[1]	Mr. Chang and Ms. Zuckerwise were elected as Trustees of the Trust on December 9, 2003.

Required vote

In accordance with the Trust’s declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the five nominees receiving the greatest number of votes will be elected to the Board.

The Trustees of your Fund, including the Independent Trustees, recommend that the shareholders of your Fund vote “for” the proposed nominees.

VOTING RIGHTS AND REQUIRED VOTE

Each share of your Fund is entitled to one vote for each proposal. Approval of each proposal requires the affirmative vote of a majority of the shares of your Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your Fund means for each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the Fund.

Shares of your Fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a “broker non-vote” has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the “broker non-votes”) are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a “broker non-vote” has the same effect as a vote against that proposal because shares represented by a “broker non-vote” are considered to be outstanding shares.

AUDITOR INFORMATION

Audit fees

The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for its audit of each Fund’s annual financial statements for the fiscal year ended April 30, 2003 contained in the annual report filed by the Trust were $[60,000].

Financial information systems design and implementation fees

There were [no fees billed] by PricewaterhouseCoopers LLP for financial information system design and implementation for the fiscal year ended April 30, 2003.

All other fees

The aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP to each Fund, the adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the Funds, other than the audit fees described above, during the fiscal year ended April 30, 2003 amounted to $[                    ] (tax and miscellaneous audit services to the Funds).

The board’s Audit Committee has considered whether the provision of services, other than audit services, by PricewaterhouseCoopers LLP to the Funds, the adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the Funds, is compatible with maintaining PricewaterhouseCoopers LLP’s independence in performing audit services.

Representatives of PricewaterhouseCoopers LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your Fund; by personnel of Boston Advisors, the Fund’s principal distributor, Advest, Inc., and the Fund’s shareholder servicing and transfer agent, Advest Transfer Services, Inc., or by broker-dealer firms. [The adviser has agreed to pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.] The mailing address of the Funds, Boston Advisors and Boston Advisors Trust is One Federal Street, 26th Floor, Boston, Massachusetts 02110.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with your Fund’s transfer agent, Advest Transfer Services, Inc., 90 Statehouse Square, Hartford, CT 06163,

•	By returning a duly executed proxy with a later date before the time of the meeting, or

•	If a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of [January 31,] 2004 (record date), the number of shares of beneficial interest of each Fund outstanding were as follows:

Fund	Shares Outstanding
Cash Reserves Fund
Government Fund
Tax Free Money Market Fund
New York Municipal Money Market Fund

Only shareholders of record on record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business.

Submission of Shareholder Proposals

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Shareholder Communication with Trustees

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the Funds at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Funds. Members of the Board may, but generally do not, attend shareholder meetings.

Other Business

The Board of Trustees knows of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Principal Underwriter and Administrator

Advest, Inc., a wholly-owned broker dealer subsidiary of The Advest Group, Inc., is the principal distributor of each Fund’s shares. The principal business address of Advest, Inc. is 90 State House Square, Hartford, Connecticut 06103.

Investors Bank & Trust Company serves as the administrator for each Fund. The principal business address of Investors Bank & Trust Company is 200 Clarendon Street, Boston, Massachusetts 02116.

Household Delivery of Proxy Statements

If you have previously given your Fund permission to do so, your Fund may send a single proxy statement to your residence for you and any other member of your household who has an account with the Fund. If you wish to revoke your consent to this practice, you may do so by notifying your Fund, by phone or in writing. The Fund will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Adjournments

If, for any Fund, a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of each affected Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, each Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of Boston Advisors or the transfer agent. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Funds have not obtained an opinion of counsel about telephone voting, but are currently not aware of any challenge.

•	A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

•	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

•	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

•	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You also will have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, refer to your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

OWNERSHIP OF SHARES IN THE FUNDS

As of [January 31,] 2004 (record date), the following person held 5% or more of the outstanding shares of any Fund:

Name and Address	Fund	Number of Shares	Shares Held as a Percentage of Outstanding Shares of the Fund
Stephen J. Hyer 3565 Tuxedo Road Atlanta, GA 30305	Tax Free Income Fund	4,103,864.16	5.074%

As of [January 31,] 2004 (record date), trustees and officers of the Trust collectively owned less than 1% of each Fund’s outstanding shares.

Exhibit A

Form of Advisory Agreement

INVESTMENT ADVISER AGREEMENT

Agreement made as of this      day of                     ,          by and between Boston Advisors Trust (the “Trust”), a Massachusetts business trust, and Boston Advisors, Inc. (the “Adviser”), a Massachusetts corporation.

WHEREAS, Boston Advisors Cash Reserves Fund, Boston Advisors U.S. Government Money Market Fund, Boston Advisors Tax Free Money Market Fund and Boston Advisors New York Municipal Money Market Fund (each, a “Fund” and collectively, the “Funds”) are each separate series of the Trust and are each, like the Trust, an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust, on behalf of each of the Funds, desires to appoint the Adviser as the adviser for the Funds and the Adviser is willing to act in such capacity upon the terms herein set forth.

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Appointment

(a) The Trust, on behalf of each Fund, hereby appoints the Adviser as the investment adviser of each Fund to provide investment advice and to perform for the Funds such other duties and functions as are hereinafter set forth. The Adviser hereby accepts such appointment and agrees to give the Funds and the Trust’s Board of Trustees (the “Trustees”), directly or through the Adviser, the benefit of the Adviser’s best judgment, effort, advice and recommendations in respect of its duties as defined in Section 2.

(b) The Trust hereby represents and warrants to the Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

(c) The Adviser hereby represents and warrants to the Trust, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

2. Adviser Duties

The Adviser shall, subject to the direction and control of the Trustees, and in accordance with the investment objectives and policies of the Funds as set forth in the Trust’s Registration Statement on Form N-1A and any applicable federal and state laws: (i) regularly provide investment advice and recommendations to the Funds, with respect to the Funds’ investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Funds and the composition of their portfolios and determine what securities shall be purchased and sold by the Funds; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Funds and the sale of securities and other investments of the Funds; (iv) provide reports on the foregoing to the Trust in such detail as the Trust’s officers may reasonably deem to be appropriate to determine the adherence by the Adviser to the investment policies and legal requirements of the Funds; and (v) make its officers and employees available to the Trust at reasonable times to review the investment policies of the Funds and to consult with the Trust’s officers regarding the investment affairs of the Funds.

It is understood that the Adviser may employ one or more sub-investment advisers (each a “Subadviser”) to provide investment advisory services to the Trust by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Adviser or any such Subadviser, and otherwise approved in accordance with the requirements of the 1940 Act or an exemption therefrom. The authority given to the Adviser in Sections 2 through 5 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Adviser. The Trust agrees that the Adviser shall not be accountable to the Trust or the Trust’s shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though the Manager retains the right to reverse any such investment because, in the event a Subadviser is retained, the Trust and the Adviser will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

3. Trust Expenses

(a) Except as otherwise provided herein, the Adviser, at its own expense, shall pay all operating expenses, including executive salaries and the rental of office space, relating to its services for the Trust.

(b) The Trust shall assume and shall pay all of its own expenses, including: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, administrator, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Funds; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Funds are a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the Commission, state securities agencies and the securities regulators of foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (vii) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution and service fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with or interested persons of the Manager or the Trust (other than as Trustees); (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

4. Compensation of the Adviser

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered and for the expenses borne by the Adviser, a fee, determined as described in Schedule A which is attached hereto and made a part hereof.

5. Portfolio Transactions and Brokerage

The Adviser shall place all orders for the purchase and sale of portfolio securities for the Funds’ account with issuers, brokers or dealers selected by the Adviser, which may include where permissible under the 1940 Act, brokers or dealers affiliated with the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser always shall seek best execution, which is to place transactions where the Funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Adviser or its affiliates, provided that the Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved in accordance with procedures adopted by the Adviser and reviewed and approved by the Trust.

6. Interested Trustees or Parties

It is understood that Trustees, officers, and shareholders of the Trust may be or become interested in the Adviser or its affiliates as directors, officers, employees or stockholders and that directors, officers and stockholders of the Adviser or its affiliates may be or become similarly interested in the Trust, and that the Adviser or its affiliates may be or become interested in the Trust as a shareholder or otherwise.

7. Services Not Exclusive

The services of the Adviser are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser’s ability to meet all of its obligations with respect to rendering investment advice hereunder. The Adviser, its affiliates and its other clients may at any time acquire or dispose of securities which are at the same time being acquired or disposed of for the account of the Funds. The Adviser shall not be obligated to acquire for the Funds any security or other investment which the Adviser or its affiliates may acquire for its or their own accounts or for the account of another client.

8. Compliance; Books and Records

(a) The Adviser agrees to maintain compliance procedures which are reasonably designed to ensure the Funds’ compliance with the applicable provisions of the 1940 Act and any rules or regulations thereunder and the investment objective, policies and restrictions of the Funds as set forth in the current Prospectus and Statement of Additional Information or any other applicable provisions or state or federal law.

(b) The Adviser shall furnish to the Trust, at the Adviser’s expense, copies of all records prepared and maintained in connection with the performance of this Agreement and the maintenance of compliance procedures pursuant to this Section 8 as the Trust may reasonably request.

(c) The Adviser agrees to provide upon reasonable request of the Trust, information regarding the Adviser, including but not limited to, background information about the Adviser and its personnel and performance data, for use in connection with efforts to promote the Funds and the sale of their shares.

(d) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it is required to maintain by Rule 31a-1 under the 1940 Act. The Adviser will treat confidentially and as proprietary information of the Trust all records and other information except as otherwise required by law.

9. Limitation of Liability of Adviser

In consideration of the Adviser’s undertaking to render the services described in this Agreement, the Trust on behalf of the Funds, agrees that the Adviser shall not be liable under this Agreement for any loss suffered by the Trust, the Funds or their shareholders, in connection with the performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Funds or their shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement.

10. Duration, Amendment and Termination

(a) Subject to prior termination as provided in sub-section (d) of this Section 10, this Agreement shall continue in effect until                      and for successive annual periods thereafter, but only so long as the continuance after such initial two year period shall be specifically approved at least annually by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities.

(b) This Agreement may be modified by the written agreement of the Adviser, and the Trust on behalf of any Fund, such consent on the part of each Fund to be authorized by vote of a majority of the outstanding voting securities of that Fund if required by law. The execution of any such modification or amendment by a party shall constitute a representation and warranty to the other parties that all necessary consents or approvals with respect to such modification or amendment have been obtained.

(c) In addition to the requirements of sub-sections (a) and (b) of this Section 10, the terms of any continuance, modification or amendment of the Agreement must have been approved by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) The Trust may, at any time, upon sixty (60) days’ prior written notice to the Adviser, terminate this Agreement as to any Fund, without payment of any penalty, by action of its Board of Trustees, or by vote of a majority of that Fund’s outstanding voting securities. The Adviser may, at any time, upon sixty (60) days’ prior written notice to the Trust, terminate this Agreement, without payment of any penalty.

(e) This Agreement shall terminate automatically in the event of its assignment.

(f) Termination of this Agreement shall not relieve the Adviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. All records of the Trust in the possession of the Adviser shall be returned to the Trust as soon as reasonably practicable after the termination of this Agreement.

11. Disclaimer of Shareholder Liability

The Adviser understands that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust’s property. Each Fund shall be liable only for its own obligations and shall not be liable for the obligations of any other Fund hereunder.

12. Use of Name “Boston Advisors”

The Trust agrees that in the event that neither the Adviser nor any of its affiliates acts as an investment adviser to the Trust, the name of the Trust and each Fund will be changed to one that does not contain the name “Boston Advisors” or otherwise suggest an affiliation with the Adviser.

13. Miscellaneous

(a) The terms “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

(b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(e) This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

(f) Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice. No notice shall be effective until received.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the day and year first above written.

[Signature lines omitted]

SCHEDULE A

TO FORM OF INVESTMENT ADVISORY AGREEMENT

The Trust, on behalf of the Funds, will pay to the Adviser as full compensation for the Adviser’s services rendered an annual fee, computed and paid monthly at an annual rate as a percentage of the Fund’s average daily net assets, as set forth below. The fee for each month shall be payable within 30 business days after the end of the month.

If the Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

Fund	Fee
Boston Advisors Cash Reserves Fund	0.55%
Boston Advisors U.S. Government Money Market Fund	0.55%
Boston Advisors Tax Free Money Market Fund	0.55%
Boston Advisors New York Municipal Money Market Fund	0.55%

Exhibit B

Form of Sub-advisory Agreement

Agreement made as of this      day of                      by and among Boston Advisors, Inc. (the “Adviser”) a Massachusetts corporation, Boston Advisors Trust (the “Trust”), a Massachusetts business trust, on behalf of its series, Boston Advisors Cash Reserves Fund and Boston Advisors U.S. Government Money Market Fund (each a “Fund”, collectively the “Funds”), and MONY Capital Management, Inc. (the “Sub-adviser”), a Delaware corporation.

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Fund is a series of the Trust;

WHEREAS, the Adviser and the Sub-adviser are investment advisers registered under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Trust and the Adviser are parties to an Investment Advisory Agreement (the “Investment Advisory Agreement”), dated                     , pursuant to which the Trust has appointed the Adviser as investment adviser to each of the Funds.

WHEREAS, the Trust, on behalf of each of the Funds, and the Adviser desires to appoint the Sub-adviser as the sub-investment adviser of the Funds and to provide certain other services, as more fully set forth below, and the Sub-adviser is willing to act in such capacity upon the terms hereinafter set forth;

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust, the Adviser and the Sub-adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Appointment

(a) Subject to an in accordance with the provisions hereof, the Trust, on behalf of each Fund, and the Adviser hereby appoint the Sub-adviser as the sub-investment adviser of each Fund to provide investment advice and to perform for the Funds such other duties and functions as are hereinafter set forth, and subject to the restrictions set forth herein, hereby delegates to the Sub-adviser the authority vested in the Adviser to the extent necessary to enable the Sub-adviser to perform its obligations under this Agreement. The Trust authorizes the Adviser to delegate to the Sub-adviser the Adviser’s obligations under the Investment Adviser Agreement to the extent contemplated by this Agreement. The Sub-adviser hereby accepts such appointment and agrees to give the Funds, the Trust’s Board of Trustees (the “Trustees”), and the Adviser the benefit of the Sub-adviser’s best judgment, effort, advice and recommendations in respect of its duties as defined in Section 2.

(b) The Trust and the Adviser hereby represent and warrant to the Sub-adviser, which representations and warranties shall be deemed to be continuing, that: (i) it has full power and authority to enter into this Agreement; and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

(c) The Sub-adviser hereby represents and warrants to the Trust and the Adviser, which representations and warranties shall be deemed to be continuing, that: (i) it has full power and authority to enter into this Agreement; and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

2. Adviser Duties

The Sub-adviser shall, subject to the direction and control of the Adviser and the Trustees, and in accordance with the investment objectives, policies and restrictions of the Funds and the implementation thereof as set forth in the Trust’s Registration Statement on Form N-1A, and any other investment guidelines, policies or limitations the Trustees or the Adviser may from time to time establish and deliver in writing to the Sub-adviser, and any applicable federal and state laws: (i) regularly provide investment advice and recommendations to the Funds, with respect to the Funds’ investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Funds and the composition of their portfolios and determine what securities shall be purchased, held, sold or reinvested by the Funds; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Funds and the sale of securities and other investments of the Funds; (iv) provide reports on the foregoing to the Trust and the Adviser in such detail as the Trust’s or the Adviser’s officers may reasonably deem to be appropriate to determine the adherence by the Sub-adviser to the investment policies and legal requirements of the Funds; and (v) make its officers and employees available to the Trust at reasonable times to review the investment policies of the Funds and to consult with the Trust’s officers regarding the investment affairs of the Funds in light of current and prospective economic and market conditions.

To carry out such determinations, the Sub-adviser will exercise full discretion, subject to the preceding paragraph, and act for each Fund in the same manner and with the same force and effect as the Trust might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Funds as the Adviser may from time to time direct.

3. Trust Expenses

(a) Except as otherwise provided herein, the Sub-adviser, at its own expense, shall pay all operating expenses, including executive salaries and the rental of office space, relating to its services for the Trust.

(b) The Trust shall assume and shall pay: (i) charges and expenses for Fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Sub-adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, administrator, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust with respect to the Fund; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Funds are a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the Securities and Exchange Commission (the “Commission”), state securities agencies and the securities regulators of foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (vii) all expenses of shareholders’ and Trustees’ meeting and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution and services fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees who are not affiliated with or interested persons of the Adviser, the Sub-adviser or the Trust (other than as Trustees); (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

4. Compensation of the Adviser

The Adviser will pay to the Sub-adviser as compensation for the Sub-adviser’s services rendered and for the expenses borne by the Sub-adviser, a fee, determined as described in Schedule A which is attached hereto and made a part hereof.

5. Portfolio Transactions and Brokerage

Subject to the provisions of this Section 5 and absent instructions from the Adviser or the Trust, the Sub-adviser will have full discretionary authority to place all orders for the purchase and sale of portfolio securities for the Funds’ account with issuers, brokers or dealers selected by the Sub-adviser, which may include where permissible under the 1940 Act, brokers or dealers affiliated with the Sub-adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-adviser always shall seek best execution, which is to place transactions where the Funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere.

Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-adviser or its affiliates, provided that the Sub-adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved in accordance with procedures adopted by the Sub-adviser and reviewed and approved by the Trust and the Adviser.

Notwithstanding the foregoing, the Sub-adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through or with which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Sub-adviser shall refrain from purchasing such securities for a Fund or directing any portfolio transaction to any such broker or dealer on behalf of a Fund, unless and until the written approval of the Adviser is so obtained.

6. Interested Trustees or Parties

It is understood that Trustees, officers, and shareholders of the Trust may be or become interested in the Sub-adviser as directors, officers or employees and that directors, officers and stockholders of the Sub-adviser may be or become similarly interested in the Trust, and that the Sub-adviser or its affiliates may be or become interested in the Trust as a shareholder or otherwise.

7. Services Not Exclusive

The services of the Sub-adviser are not to be deemed exclusive, the Sub-adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-adviser’s ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-adviser, its affiliates and its other clients may at any time acquire or dispose of securities which are at the same time being acquired or disposed of for the account of the Funds. The Sub-adviser shall not be obligated to acquire for the Funds any security or other investment which the Sub-adviser or its affiliates may acquire for its or their own accounts or for the account of another client.

8. Compliance; Books and Records

(a) The Sub-adviser agrees to maintain compliance procedures which are reasonably designed to ensure the Funds’ compliance with the applicable provisions of the 1940 Act and any rules or regulations thereunder and the investment objective, policies and restrictions of the Funds as set forth in the current Prospectus and Statement of Additional Information or any other applicable provisions of state or federal law.

(b) The Sub-adviser shall furnish to the Trust and the Adviser, at the Sub-adviser’s expense, copies of all records prepared and maintained in connection with the performance of this Agreement and the maintenance of compliance procedures pursuant to this Section 8 as the Trust or Adviser may reasonably request.

(c) The Sub-adviser agrees to provide upon reasonable request of the Trust or Adviser, information regarding the Sub-adviser, including but not limited to, background information about the Sub-adviser and its personnel and performance data, for use in connection with efforts to promote the Funds and the sale of their shares.

(d) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that all records which it maintains for the Trust and the Adviser are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-adviser shall permit the Adviser, the Trust’s officers and its independent public accountants to inspect and audit such records pertaining to the Funds at reasonable times during normal business hours upon advance notice. In addition, the Sub-adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement. The Sub-adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it is required to maintain by Rule 31a-2 under the 1940 Act. The Sub-adviser will treat confidentially and as proprietary information of the Trust all records and other information except as otherwise required by law.

9. Limitation of Liability of Sub-adviser

In consideration of the Sub-adviser’s undertaking to render the services described in this Agreement, the Trust on behalf of the Funds and the Adviser agree that the Sub-adviser shall not be liable under this Agreement for any loss suffered by the Adviser, the Trust, the Funds’ or their respective shareholders, in connection with the performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Adviser, the Trust, the Funds’ or their shareholders to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement.

10. Duration, Amendment and Termination

(a) Subject to prior termination as provided in sub-section (d) of this Section 10, this Agreement shall continue in effect until April 30, 2004 and for successive annual periods thereafter, but only so long as the continuance after such initial term shall be specifically approved at least annually by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities.

(b) This Agreement may be modified by the written agreement of the Sub-adviser, the Adviser and the Trust on behalf of the Funds, such consent on the part of the Funds to be authorized by vote of a majority of the outstanding voting securities of the Funds if required by law. The execution of any such modification or amendment by a party shall constitute a representation and warranty to the other parties that all necessary consents or approvals with respect to such modification or amendment have been obtained.

(c) In addition to the requirements of sub-sections (a) and (b) of this Section 10, the terms of any continuance, modification or amendment of the Agreement must have been approved by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) The Sub-adviser, the Adviser or the Trust may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, and in the case of the Trust, by action of its Board of Trustees, or by vote of a majority of its outstanding voting securities.

(e) This Agreement shall terminate automatically in the event of its assignment or termination of the Investment Adviser Agreement. In addition, the Adviser shall have the right to terminate this Agreement upon immediate notice with the Sub-adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(f) Termination of this Agreement shall not relieve the Sub-adviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. All records of the Trust in the possession of the Sub-adviser shall be returned to the Trust as soon as reasonably practicable after the termination of this Agreement.

11. Disclaimer of Shareholder Liability

The Sub-adviser understands that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust’s property. Each Fund shall be liable only for its own obligations and shall not be liable for the obligations of any other Fund herewith.

12. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the choice of law principles thereof, except to the extent the laws of Commonwealth of Massachusetts are in conflict with U.S. federal law, in which event U.S. federal law will control.

13. Miscellaneous

(a) The terms “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

(b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(e) This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

(f) Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice. No notice shall be effective until received.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the day and year first above written.

[Signature lines omitted]

Exhibit A to Form of Sub-advisory Agreement

The Adviser will pay to the Sub-adviser as full compensation for the Sub-adviser’s services rendered an annual fee, computed and paid monthly at an annual rate as set forth below. The fee for each month shall be payable within 30 business days after the end of the month.

If the Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

Fund	Fee
Boston Advisors Cash Reserves Fund	0.03% of average daily net assets

Boston Advisors U.S. Government Money Market Fund	0.03% of average daily net assets

Exhibit C

Other Investment Companies Advised or Sub-advised by Boston Advisors

Lebenthal Funds, Inc.

Other Investment Companies Advised or Sub-advised by MONY Capital

Short Duration Bond Portfolio, a series of Enterprise Accumulation Trust

Enterprise Short Duration Bond Subaccount, a subaccount of MONY Variable Account A

C-1

Exhibit D

The principal occupations of each director and principal executive officer of MONY Capital, including any position with the Funds, are set forth below.

Name and Address*	Principal Occupation
Kenneth M. Levine	Executive Vice President and Chief Investment Officer of The MONY Group Inc.

Richard Daddario	Executive Vice President and Chief Financial Officer of The MONY Group Inc.

Bart Schwartz	Senior Vice President and General Counsel of The MONY Group Inc.

William D. Goodwin	President and Chief Executive Officer of MONY Capital Management, Inc.

Gregory M. Staples	Senior Managing Director of MONY Capital Management.

Suzanne Walton	Senior Managing Director of MONY Capital Management.

Emilia F. Wiener	Senior Managing Director of MONY Capital Management.

William H. Sidford	Senior Managing Director of MONY Capital Management.

Lenny P. Mazlish	Senior Managing Director of MONY Capital Management.

*	The business address of each person listed is 1740 Broadway, New York, NY 10019.

D-1

Exhibit E

The principal occupations of each director and principal executive officer of Boston Advisors, including any position with the Funds, are set forth below.

Name and Address	Principal Occupation
Michael J. Vogelzang One Federal Street Boston, MA 02110	President, Chief Executive Officer and (through closing of Merger) Trustee of the Funds; President and Director of Boston Advisors, Inc.; Director of Advest, Inc.

Gregory W. Serbe 1740 Broadway, New York, NY 10019	Senior Vice President, Director of Tax Exempt Investments and President of Lebenthal Asset Management Division of Boston Advisors, Inc.

Kenneth Levine 1740 Broadway New York, NY 10019	Executive Vice President and Chief Investment Officer of The MONY Group Inc.; Director of Boston Advisors, Inc.

Michael I. Roth 1740 Broadway New York, NY 10019	Chairman and Chief Executive Officer of The MONY Group Inc.; Director of Boston Advisors, Inc.

Allen G. Botwinick 90 State House Square Hartford, CT 06103	Chairman of the Board and Trustee of the Funds; Employee consultant to The Advest Group, Inc. and Advest, Inc.; Director of Lebenthal Funds, Inc.

Jason Diamond 90 State House Square Hartford, CT 06103	Executive Vice President, Treasurer and Chief Financial Officer of The Advest Group, Inc. and Advest, Inc.; Director of Advest, Inc.; Treasurer and Director of Boston Advisors, Inc.

Lee G. Kuckro 90 State House Square Hartford, CT 06103	Executive Vice President, Secretary and General Counsel of The Advest Group, Inc. and Advest, Inc.; Director of Advest, Inc.; Clerk and Director of Boston Advisors, Inc.

Ronald B. Maggiacomo One Federal Street Boston, MA 02110	Senior Vice President and Chief Operating Officer of Boston Advisors, Inc.

Tanya Kerrigan One Federal Street Boston, MA 02110	Vice President and Compliance Officer of Boston Advisors, Inc.

E-1

PROXY CARD	BOSTON ADVISORS [TAX FREE MONEY MARKET/ NEW YORK MUNICIPAL MONEY MARKET] FUND	PROXY CARD

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF BOSTON ADVISORS [TAX FREE MONEY MARKET/NEW YORK MUNICIPAL MONEY MARKET T] FUND

I (we), having received notice of the meeting and management’s proxy statement therefore, and revoking all prior proxies, hereby appoint John M. DelPrete, Ronald C. Maggiacomo and Michael J. Vogelzang and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on [March 31, 2004], at 9:00 a.m. (Eastern time) at the offices of the fund, One Federal Street, 26th floor, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1 and “FOR” each nominee for Trustee as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. All ABSTAIN votes will be counted in determining the existence of a quorum at the special meeting and as votes “AGAINST” a proposal or a nominee for Trustee.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-837-1893

CONTROL NUMBER: 999 9999 9999 999

Note: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

Signature

Signature of joint owner, if any

Date BAI_12822A

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

The Board Unanimously Recommends That You Vote IN FAVOR OF Proposal 1 and IN FAVOR of each nominee for Trustee.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1. To approve an advisory agreement between Boston Advisors Trust on behalf of Boston Advisors [Tax Free Money Market/New York Municipal Money Market] Fund and Boston Advisors, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.      To elect trustees to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

         (01)    Mone Anathan III        (02)    A.  Botwinick

         (03)    V. Chang                      (04)     E.  Peach

         (05)    P. Zuckerwise

	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT (as marked below) ☐

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

PROXY CARD	BOSTON ADVISORS [CASH RESERVES/ U.S. GOVERNMENT MONEY MARKET] FUND	PROXY CARD

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF BOSTON ADVISORS [CASH RESERVES/U.S. GOVERNMENT MONEY MARKET] FUND

I (we), having received notice of the meeting and management’s proxy statement therefore, and revoking all prior proxies, hereby appoint John M. DelPrete, Ronald C. Maggiacomo and Michael J. Vogelzang and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on [March 31, 2004], at 9:00 a.m. (Eastern time) at the offices of the fund, One Federal Street, 26th floor, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposals 1 and 2 and “FOR” each nominee for Trustee as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. All ABSTAIN votes will be counted in determining the existence of a quorum at the special meeting and as votes “AGAINST” a proposal or a nominee for Trustee.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-837-1893

CONTROL NUMBER: 999 9999 9999 999

Note: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

Signature

Signature of joint owner, if any

Date BAI_12822A

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

The Board Unanimously Recommends That You Vote IN FAVOR OF Proposals 1 and 2 and IN FAVOR of each nominee for Trustee.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1. To approve an advisory agreement between Boston Advisors Trust on behalf of Boston Advisors [Cash Reserves/U.S. Government Money Market] Fund and Boston Advisors, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To approve a subadvisory agreement among Boston Advisors Cash Reserves Fund, Boston Advisors, Inc. and MONY Capital Management, Inc.	☐	☐	☐

3.      To elect trustees to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

         (01)    Mone Anathan III            (02)    A.   Botwinick

         (03)    V. Chang                           (04)    E.  Peach

         (05)    P. Zuckerwise

	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT (as marked below) ☐

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below: